UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2005
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1010269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17080 Newhope Street, Fountain Valley, California		92708
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
     Item 1.01. Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 1.01.
     Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     To the extent required by Item 2.03 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 2.03.
     Item 3.02. Unregistered Sales of Equity Securities
     To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 3.02.
     Item 8.01. Other Events
     The information contained in Exhibit 99.1 to this Current Report is incorporated by reference into this Item 8.01. On September 7, 2005, the Registrant completed the private placement of $7.0 million aggregate principal amount of Secured Convertible Promissory Notes (the “Notes”) and warrants to purchase shares of Registrant’s common stock, $0.001 par value (the “Warrants”) with certain affiliates of Whitebox Advisors, LLC and entered into a Purchase Agreement, Second Amended Security Agreement, Second Amended Patent and Trademark Security Agreement and a Second Amended Registration Rights Agreement with respect to the Notes and Warrants. Copies of the Purchase Agreement, form of the Notes, form of the Warrants, Second Amended Security Agreement, Second Amended Patent and Trademark Security Agreement and Second Amended Registration Rights Agreement have been filed as exhibits to this Current Report and are hereby incorporated by reference into this Item 8.01. In the Registration Rights Agreement, we have agreed, among other things, for the benefit of the holders of the Notes and Warrants and the shares of our common stock issuable upon conversion of the Notes and exercise of the Warrants that we will at our expense:
•	File with the SEC, within 150 days after the effective date of the merger (the “Merger”) of Registrant and Sutura, Inc., which Merger occurred on August 19, 2005, a shelf registration statement covering resales of those securities;

•	Cause the shelf registration statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”) within seven months of the Merger; and

•	Keep effective the shelf registration statement until the earliest of (i) the sale of all outstanding securities registered under the shelf registration statement; (ii) the expiration of the period referred to in Rule 144(k) of the Securities Act with respect to the shares of common stock issuable upon conversion of the Notes or exercise of the Warrants and (iii) five years after the effective date of the shelf registration statement.

Prior to consummation of the Merger with Registrant, Sutura, Inc. had entered into Purchase Agreements (the “Prior Whitebox Financings”) on September 17, 2004, and again on March 24, 2005, with persons affiliated with Whitebox Advisors, LLC to privately place $6,550,000 and $3,000,000, respectively, of Secured Convertible Promissory Notes and to issue warrants to purchase shares of its common stock. These Secured Convertible Promissory Notes and related warrants were assumed by the Registrant upon consummation of the Merger. The Security Agreements and Registration Rights Agreements, which were part of the Prior Whitebox Financings were amended and superseded by the agreements entered into between Registrants and the affiliates of Whitebox Advisors, LLC on September 7, 2005. Further, in connection with the September 7, 2005 financing, the parties to the Prior Whitebox Financings entered into an agreement (the “Amendment”) amending the Secured Convertible Promissory Notes and the warrants issued in the prior Whitebox Financings so that the total number of shares of Registrants’ common stock that may be acquired upon conversion of such notes or exercise of any such warrants shall be limited to the extent necessary to ensure that, following such conversion or exercise, the total number of shares of Registrant’s common stock owned by such party along with all other affiliates of Whitebox Advisors, LLC does not exceed 9.99%. Copies of the Purchase Agreements, the forms of Secured Convertibles Promissory Notes and the forms of Warrants entered into as part of the Prior Whitebox Financings and the Amendment have been filed as exhibits to this Current Report, and are hereby incorporated by reference into this Item 8.01.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable
Exhibit Index
(c)	Exhibits.
10.1	Purchase Agreement, dated as of September, 17, 2004, by and between Sutura, Inc. and certain other parties thereto.

10.2	Purchase Agreement, dated as of March 24, 13, 2005, by and between Sutura, Inc. and certain other parties thereto.

10.3	Form of Secured Convertible Promissory Note, dated September 17, 2004.

10.4	Form of Secured Convertible Promissory Note, dated March 24, 2005.

10.5	Form of Warrant, dated September 17, 2004.

10.6	Form of Warrant, dated March 24, 2005.

10.7	Purchase Agreement, dated September 9, 2005, by and between Sutura, Inc, and certain other parties thereto.

10.8	Second Amended Security Agreement, dated September 9, 2005, by and between Sutura, Inc, and certain other parties thereto.

10.9	Second Amended Patent and Trademark Security Agreement, dated September 7, 2005, by and between Sutura, Inc, and certain other parties thereto.

10.10	Second Amended Registration Rights Agreement, dated September 7, 2005, by and between Sutura, Inc, and certain other parties thereto.

10.11	Form of Secured Convertible Promissory Note, dated September 7, 2005.

10.12	Form of Warrant, dated September 7, 2004.

10.13	Amendment to Secured Convertible Promissory Notes and Warrants, dated September 7, 2005, by and between Sutura, Inc. and certain other parties thereto.

99.1	Press release announcing the closing of the financing transaction.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC.
(Registrant)
Date: September 13, 2005
/s/ Anthony Nobles

Anthony Nobles
President, Chief Executive Officer, Chairman of the Board